UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue
San Jose, California 95125

(Address of principal executive offices)

(408) 376-7108

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2024, the Board of Directors (the “Board”) of eBay Inc. (the “Company”) increased its size to 10 members and appointed Zane Rowe as a member of the Board and the Audit Committee of the Board, effective February 16, 2024. His term will expire at the Company’s 2024 annual meeting of stockholders or at such time as his respective successor has been elected and qualified.

As a non-employee director, Mr. Rowe is entitled to receive the same compensation paid by the Company to each of its non-employee directors as described under “Compensation of Directors” in the Company’s Definitive Proxy Statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023, which description is incorporated herein by reference. In addition, the Company will enter into its form of Indemnity Agreement with Mr. Rowe, a copy of which has been filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 as filed with the SEC on July 15, 1998.

There is no arrangement or understanding between Mr. Rowe and any other persons pursuant to which he was appointed as a director. Furthermore, there are no transactions between Mr. Rowe and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 15, 2024, the Company issued a press release announcing Mr. Rowe’s appointment to the Board, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: February 15, 2024	/s/ Molly Finn
Name: Molly Finn
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary